UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

AURORA TECHNOLOGY ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Explanatory Note: This revised definitive proxy statement (this “Revised Proxy Statement”) amends and replaces the definitive proxy statement filed with the Securities and Exchange Commission on January 18, 2023 (the “Original Proxy Statement”). The Revised Proxy Statement is filed solely to include the anticipated per-share redemption price at which public shares may be redeemed from the Trust Account (as defined in the Revised Proxy Statement).

AURORA TECHNOLOGY ACQUISITION CORP.

A Cayman Islands Exempted Company

(Company Number CR-379500)

4 Embarcadero Center

Suite 1449

San Francisco, California 94105

NOTICE OF EXTRAORDINARY GENERAL MEETING

TO THE SHAREHOLDERS OF AURORA TECHNOLOGY ACQUISITION CORP.:

You are cordially invited to attend the extraordinary general meeting (the “Extraordinary General Meeting”) of AURORA TECHNOLOGY ACQUISITION CORP. (“we,” “us,” “our” or the “Company”) to be held virtually via live webcast at https://www.cstproxy.com/auroraspac/2023, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. This will be entirely virtual meeting and no in-person meeting will be held. You will be able to attend the Extraordinary General Meeting online, vote, view the list of shareholders entitled to vote at the Extraordinary General Meeting and submit your questions during the Extraordinary General Meeting by visiting or by phone dialing within the U.S. and Canada or outside of the U.S. and Canada. The accompanying proxy statement (the “Proxy Statement”), is dated January 18, 2023, and is first being mailed to shareholders of the Company on or about January 19, 2023. The sole purpose of the Extraordinary General Meeting is to consider and vote upon the following proposals:

•

a proposal to amend the Company’s Amended and Restated Articles of Association (the “Articles”) as set forth in Annex A to the accompanying proxy statement (the “Extension Amendment”), giving the Company the right to extend the date by which it has to consummate a business combination (the “Combination Period”) six (6) times for an additional one (1) month each time, from February 9, 2023 to August 9, 2023 (i.e., for a period of time ending 18 months from the consummation of the initial public offering (the “IPO” and such date, the “Extended Date” and such revised extension terms, the “Updated Extension Terms”)) (we refer to this proposal as the “Extension Amendment Proposal”).

•

a proposal to amend the Company’s investment management trust agreement, dated as of February 7, 2022 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), allowing the Company to extend the Combination Period six (6) times for an additional one (1) month each time from February 9, 2023 to August 9, 2023 (the “Trust Amendment”) by depositing into the Trust Account for each one-month extension the lesser of: (x) $135,000 or (y) $0.045 per share multiplied by the number of public shares then outstanding (the “Extension Payment”) (we refer to this proposal as the “Trust Agreement Proposal”) (the “Trust Amendment” and, such proposal, the “Trust Amendment Proposal”); and

•

a proposal to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Trust Amendment Proposal (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Extraordinary General Meeting if there are not sufficient votes to approve the Extension Amendment Proposal and the Trust Amendment Proposal.

Each of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.

The purpose of the Extension Amendment and the Trust Amendment is to allow us more time to enter into and complete a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination involving the Company and one or more businesses (a “business combination”). The Articles provide that we have until February 9, 2023 to complete our initial business combination; provided the Company may, by resolution of the board of directors if requested by ATAC Sponsor LLC (the “Sponsor”), extend the period of time to consummate the initial business combination up to two times, each by an additional three months (for a total of up to 18 months to complete the business combination). While we may pursue an initial business combination target in any business, industry or geographical location, we intend to focus our search on targets founded by Asian or Asian American entrepreneurs who are building a global enterprise supported by forward thinking vision and innovative technology in predictable growth businesses with substantial revenue potential in frontier technologies including but not limited to artificial intelligence, blockchain, quantum computing, and electric vehicles. Our board currently believes that it is improbable that we will be able to negotiate and complete our initial business combination before February 9, 2023. Accordingly, our board believes that in order for us to potentially consummate an initial business combination, we will need to obtain the Extension.

In connection with the Extension Amendment Proposal, shareholders may elect to redeem their Class A ordinary shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding Class A ordinary shares included as part of the units sold in the IPO, and which election we refer to as the “Election.” An Election can be made regardless of whether such public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and the Trust Amendment Proposal and an Election can also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. Holders of public shares (the “public shareholders”) may make an Election regardless of whether such public shareholders were holders as of the record date. Public shareholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed our initial business combination by the Extended Date. In addition, regardless of whether public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and the Trust Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting, if the Extension is implemented and a public shareholder does not make an Election, they will retain the right to vote on any proposed initial business combination in the future and the right to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of such initial business combination, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, in the event a proposed business combination is completed. We are not asking you to vote on any proposed business combination at this time. If we enter into a business combination, we intend to file (i) promptly thereafter a current report on Form 8-K with information about the business combination, and (ii) in due course a separate proxy statement/prospectus pursuant to which we will seek approval of the business combination, among other things, at a separate extraordinary general meeting. If the Extension is not approved, we may not be able to enter into, nor consummate, a business combination. We urge you to vote at the Extraordinary General Meeting regarding the Extension.

Based upon the amount in the Trust Account as of January 13, 2023 which was approximately $203,195,272.04, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.059 at the time of the Extraordinary General Meeting. The closing price of the public shares on the Nasdaq Stock Market (the “Nasdaq”) on January 12, 2023, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $10.25. We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.

IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON FEBRUARY 1, 2023 (TWO BUSINESS DAYS BEFORE THE EXTRAORDINARY GENERAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARES (AND/OR DELIVER YOUR SHARE CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY OR TO TENDER YOUR SHARES (AND/OR DELIVER YOUR SHARES CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT ELECTRONICALLY USING THE

DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.

If both the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the Company will have the right to extend the Combination Period for up to the same period to August 9, 2023 (i.e., the same 18 months from the consummation of the IPO), but to do so six (6) times for an additional one (1) month each time, provided that the Extension Payment for each one-month extension equal to the lesser of: (x) $135,000 or (y) $0.045 per share multiplied by the number of public shares then outstanding, is deposited into the Trust Account on or prior to the date of the same applicable deadline. Therefore, if the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the amount of funds that would need to be deposited into the Trust Account to extend the time to complete a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination, involving the Company and one or more businesses to February 9, 2023 would be reduced.

The Adjournment Proposal, if adopted, will allow our board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and we do not consummate our initial business combination by February 9, 2023, as contemplated by our IPO prospectus and in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $50,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. Provided the Company may, by resolution of the board of directors if requested by the Sponsor, extend the period of time to consummate the initial business combination up to two times, each by an additional three months (for a total of up to 18 months to complete the business combination), subject to the Sponsor depositing additional funds into the Trust Account.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our Class B ordinary shares (the “founder shares” and, together with the public shares, the “shares” or “ordinary shares”), including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. The approval of the Trust Amendment Proposal requires the affirmative vote of holders of at least 65% of the issued and outstanding ordinary shares. The approval of both the Extension Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our board’s plan to extend the date by which we must consummate an initial business combination. Therefore, our board will abandon and not implement either amendment unless our shareholders approve both the Extension Amendment Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the shareholders and the other proposal is not, neither proposal will take effect.

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

Our board has fixed the close of business on December 19, 2022 as the record date for determining the shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of the ordinary shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof.

After careful consideration of all relevant factors, our board has determined that the Extension Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Under the Articles, no other business may be transacted at the Extraordinary General Meeting.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal, the Trust Amendment Proposal, the Adjournment Proposal and the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to read this material carefully and vote your ordinary shares.

January 18, 2023

By Order of the Board of Directors

Zachary Wang

Chief Executive Officer

(Principal Executive Officer)

Your vote is important. If you are a shareholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Extraordinary General Meeting. If you are a shareholder of record, you may also cast your vote in person at the Extraordinary General Meeting (including by virtual means as provided herein). If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the Extraordinary General Meeting by obtaining a proxy from your brokerage firm or bank (including by virtual means as provided herein). Your failure to vote or instruct your broker or bank how to vote will mean that your ordinary shares will not count towards the quorum requirement for the Extraordinary General Meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held on February 3, 2023: This notice of extraordinary general meeting and the accompanying Proxy Statement are available at https://www.cstproxy.com/auroraspac/2023.

AURORA TECHNOLOGY ACQUISITION CORP.

A Cayman Islands Exempted Company

(Company Number CR-379500)

4 Embarcadero Center

Suite 1449

San Francisco, California 94105

EXTRAORDINARY GENERAL MEETING

TO BE HELD ON FEBRUARY 3, 2023

PROXY STATEMENT

The extraordinary general meeting (the “Extraordinary General Meeting”) of AURORA TECHNOLOGY ACQUISITION CORP. (“we,” “us,” “our” or the “Company”) will be held virtually via the Internet at https://www.cstproxy.com/auroraspac/2023 at 11:00 a.m. New York City time, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. This is entirely virtual meeting. You will be able to attend the Extraordinary General Meeting online, vote, view the list of shareholders entitled to vote at the Extraordinary General Meeting and submit your questions during the Extraordinary General Meeting by visiting or by phone dialing within the U.S. and Canada or outside of the U.S. and Canada. The sole purpose of the Extraordinary General Meeting is to consider and vote upon the following proposals:

•

a proposal to amend the Company’s Amended and Restated Articles of Association (the “Articles”) as set forth in Annex A to the accompanying proxy statement (the “Extension Amendment”), giving the Company the right to extend the date by which it has to consummate a business combination (the “Combination Period”) six (6) times for an additional one (1) month each time, from February 9, 2023 to August 9, 2023 (i.e., for a period of time ending 18 months from the consummation of the initial public offering (the “IPO” and such date, the “Extended Date” and such revised extension terms, the “Updated Extension Terms”)) (we refer to this proposal as the “Extension Amendment Proposal”).

•

a proposal to amend the Company’s investment management trust agreement, dated as of February 7, 2022 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), allowing the Company to extend the Combination Period six (6) times for an additional one (1) month each time from February 9, 2023 to August 9, 2023 (the “Trust Amendment”) by depositing into the Trust Account for each one-month extension the lesser of: (x) $135,000 or (y) $0.045 per share multiplied by the number of public shares then outstanding (the “Extension Payment”) (we refer to this proposal as the “Trust Amendment Proposal”); and

•

a proposal to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Trust Amendment Proposal (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Extraordinary General Meeting if there are not sufficient votes to approve the Extension Amendment Proposal and the Trust Amendment Proposal.

The purpose of the Extension Amendment and the Trust Amendment is to allow us more time to enter into and complete a business combination. The Articles provide that we have until February 9, 2023 (subject to extension) to complete our initial business combination. While we may pursue an initial business combination target in any business, industry or geographical location, we intend to focus our search on targets founded by Asian or Asian American entrepreneurs who are building a global enterprise supported by forward thinking vision and innovative technology in predictable growth businesses with substantial revenue potential in frontier technologies including but not limited to artificial intelligence, blockchain, quantum computing, and electric vehicles. Our board currently believes that it is improbable that we will be able to negotiate and complete our initial business combination before February 9, 2023. Accordingly, our board believes that in order for us to potentially consummate an initial business combination, we will need to obtain the Extension.

Approval of the Extension Amendment Proposal and the Trust Amendment Proposal are both a condition to the implementation of the Extension. We are not permitted to redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. Consequently, we will not proceed with the Extension if redemptions of our public shares in connection with the Extension would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

In connection with the Extension Amendment Proposal, shareholders may elect to redeem their Class A ordinary shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding Class A ordinary shares included as part of the units sold in the IPO (including any shares of common stock issued in exchange thereof, the “public shares”), and which election we refer to as the “Election.” An Election can be made regardless of whether such public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and the Trust Amendment Proposal and an Election can also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. Holders of public shares (the “public shareholders”) may make an Election regardless of whether such public shareholders were holders as of the record date. Public shareholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed our initial business combination by the Extended Date. In addition, regardless of whether public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and the Trust Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting, if the Extension is implemented and a public shareholder does not make an Election, they will retain the right to vote on any proposed initial business combination in the future and the right to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of such initial business combination, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, in the event a proposed business combination is completed. We are not asking you to vote on any proposed business combination at this time. If we enter into a business combination, we intend to file (i) promptly thereafter a current report on Form 8-K with information about the business combination, and (ii) in due course a separate proxy statement/prospectus pursuant to which we will seek approval of the business combination, among other things, at a separate extraordinary general meeting. If the Extension is not approved, we may not be able to enter into, nor consummate, a business combination. We urge you to vote at the Extraordinary General Meeting regarding the Extension.

In order to exercise your redemption right, you need to identify yourself as a beneficial holder and provide your legal name, phone number and address in your written demand.

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account may be only a small fraction of the approximately $203,195,272.04 that was in the Trust Account as of January 13, 2023. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and we do not consummate our initial business combination by February 9, 2023, as contemplated by our IPO prospectus and in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $50,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holder of our Class B ordinary shares (the “founder shares” and, together with the public shares, the “shares” or “ordinary shares”), ATAC Sponsor LLC (our “Sponsor”), will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.

Based upon the amount in the Trust Account as of January 13, 2023 which was $203,195,272.04, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.059 at the time of the Extraordinary General Meeting. The closing price of the public shares on the Nasdaq Stock Market (the “Nasdaq”) on January 12, 2023 the most recent practicable closing price prior to the mailing of this Proxy Statement, was $10.25. We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the approval of the Trust Amendment Proposal will constitute consent for us to (1) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding public shares and (2) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds will remain in the Trust Account and will be available for use by us in connection with consummating an initial business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on any initial business combination through the Extended Date if the Extension Amendment Proposal and the Trust Amendment Proposal are approved.

Under the Trust Amendment Proposal, we will amend the Trust Agreement to extend the date on which Continental must liquidate the Trust Account to the Extended Date.

Our board has fixed the close of business on December 19, 2022 as the record date for determining our shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of the ordinary shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof. On the record date of the Extraordinary General Meeting, there were 25,553,000 ordinary shares outstanding, of which 20,200,000 were public shares, 5,050,000 were founder shares and 303,000 were representative shares issued to Maxim Group LLC and/or its designees upon the consummation of the IPO. The founder shares carry voting rights in connection with the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor, which holds 5,050,000 founder shares, that it intends to vote in favor of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal.

This Proxy Statement contains important information about the Extraordinary General Meeting and the proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies. We have engaged Okapi Partners LLC (“Okapi”), to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Okapi a fee of $20,000. We will also reimburse Okapi for reasonable out-of-pocket expenses and will indemnify Okapi and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

This Proxy Statement is dated January 18, 2023 and is first being mailed to shareholders on or about January 19, 2023.

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.

Q: Why am I receiving this Proxy Statement?

A: We are a blank check company incorporated on August 6, 2021 as a Cayman Islands exempted company for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. On February 9, 2022, we consummated our IPO from which we derived gross proceeds of  $202,000,000. Like many blank check companies, our Articles provide for the return of the funds held in trust to the holders of ordinary shares sold in our IPO if there is no qualifying business combination(s) consummated on or before a certain date (in our case, February 9, 2023, subject to extension by up to two additional three-month periods). If both the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the Company will instead have the right to extend the Combination Period six (6) times for an additional one (1) month each time up to August 9, 2023 (i.e., the same 18 months from the consummation of the IPO), provided that the Extension Payment equal to the lesser of: (x) $135,000 or (y) $0.045 per public share multiplied by the number of public shares then outstanding, for each one-month extension is deposited into the Trust Account on or prior to the date of the same applicable deadline. Therefore, if the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the amount of funds needed to extend the time to complete a business combination would be reduced. Our Board believes that it is in the best interests of the stockholders to continue the Company’s existence until the Extended Date on the Updated Extension Terms. Therefore, the Board is submitting the proposal described in this proxy statement for the stockholders to vote upon.

Q: What is being voted on?

A: You are being asked to vote on:

•

a proposal to amend the Company’s Amended and Restated Articles of Association, giving the Company the right to extend the date by which it has to consummate a business combination six (6) times for an additional one (1) month each time, from February 9, 2023 to August 9, 2023 (i.e., for a period of time ending 18 months from the consummation of its initial public offering).

•

a proposal to amend the Company’s investment management trust agreement, dated as of February 9, 2023, by and between the Company and Continental Stock Transfer & Trust Company, allowing the Company to extend the Combination Period six (6) times for an additional one (1) month each time from February 9, 2023 to August 9, 2023 by depositing into the Trust Account for each one-month extension the lesser of: $135,000 or $0.045 per public share multiplied by the number of public shares then outstanding; and

•

a proposal to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Trust Amendment Proposal.

The approval of both the Extension Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination. Approval of the Extension Amendment Proposal and the Trust Amendment Proposal are both a condition to the implementation of the Extension.

We are not asking you to vote on any proposed business combination at this time. If we enter into a business combination, we intend to file (i) promptly thereafter a current report on Form 8 K with information about the business combination, and (ii) in due course a separate proxy statement/prospectus pursuant to which we will seek approval of the business combination, among other things, at a separate extraordinary general meeting. If the Extension is not approved, we may not be able to enter into, nor consummate, a business combination. We urge you to vote at the Extraordinary General Meeting regarding the Extension.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the approval of the Trust Amendment Proposal will constitute consent for us to remove the Withdrawal Amount from the Trust Account and deliver to the holders of redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of the funds will remain in the Trust Account and will be available for our use in connection with consummating a business combination on or before the Extended Date.

We are not permitted to redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001, and we will not proceed with the Extension if redemptions of our public shares in connection with the Extension would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $203,195,272.04 that was in the Trust Account as of January 13, 2023. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and we do not consummate our initial business combination by February 9, 2023, as contemplated by our IPO prospectus and in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $50,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

In order to exercise your redemption right, you need to identify yourself as a beneficial holder and provide your legal name, phone number and address in your written demand.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.

Q: Why is the Company proposing the Extension Amendment Proposal and the Trust Amendment Proposal?

A: Our Articles provide for the return of the funds held in the Trust Account to the holders of public shares if there is no qualifying business combination(s) consummated on or before February 9, 2023. As we explain below, we may not be able to enter into and complete an initial business combination by that date.

We are asking for an extension of this timeframe in order to have sufficient time to complete a business combination, which our board believes is in the best interest of our shareholders. We believe that given our expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant providing public shareholders an opportunity to participate in a business combination. In the event that we enter into a definitive agreement for an initial business combination prior to the Extraordinary General Meeting, we will issue a press release and file an 8-K announcing the proposed business combination.

Accordingly, our board is proposing the Extension Amendment Proposal and the Trust Amendment Proposal. If both the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the Company will have the right to extend the Combination Period for up to the same period to August 9, 2023 (i.e., the same 18 months from the consummation of the IPO), but to do so six (6) times for an additional one (1) month each time, provided that the Extension Payment for each one-month extension equal to the lesser of: (x) $135,000 or (y) $0.045 per share multiplied by the number of public shares then outstanding, is deposited into the Trust Account on or prior to the date of the same applicable deadline. Therefore, if the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the amount of funds that would need to be deposited into the Trust Account to extend the time to complete a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination, involving the Company and one or more businesses to August 9, 2023 would be reduced.

Q: Why should I vote “FOR” the Extension Amendment Proposal?

A: Our Articles provide that if our shareholders approve an amendment to our Articles that would affect the substance or timing of our obligation to redeem all of our public shares if we do not complete our initial business combination before February 9, 2023, we will provide our public shareholders with the opportunity to redeem all or a portion of their ordinary shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding public shares. We believe that this provision of the Articles was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Articles.

The Extension Amendment Proposal would give us the opportunity to complete a business combination, which our board believes in the best interests of the shareholders. In addition, approval of the Extension Amendment Proposal is a condition to the implementation of the Trust Amendment Proposal. If you do not elect to redeem your public shares, you will retain the right to vote on any proposed initial business combination in the future and the right to redeem your public shares in connection with such initial business combination.

Our board recommends that you vote in favor of the Extension Amendment Proposal.

Q: Why should I vote “FOR” the Trust Amendment Proposal?

A: As discussed above, our board believes the opportunity to complete a business combination is in the best interests of the shareholders. In addition, approval of the Trust Amendment Proposal is a condition to the implementation of the Extension Amendment Proposal.

Whether a holder of public shares votes in favor of or against the Extension Amendment Proposal or the Trust Amendment Proposal, if such proposals are approved, the holder may, but is not required to, redeem all or a portion of its public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding public shares. We will not proceed with the Extension if redemptions of our public shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

If holders of public shares do not elect to redeem their public shares, such holders will retain redemption rights in connection with any future initial business combination we may propose. Assuming the Extension Amendment Proposal is approved, we will have until the Extended Date to complete our initial business combination.

Our board recommends that you vote in favor of the Trust Amendment Proposal.

Q: Why should I vote “FOR” the Adjournment Proposal?

A: If the Adjournment Proposal is not approved by our shareholders, our board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

If presented, our board recommends that you vote in favor of the Trust Amendment Proposal.

Q: When would the Board abandon the Extension Amendment Proposal and the Trust Amendment Proposal?

A: Our board will abandon the Extension Amendment and the Trust Amendment if our shareholders do not approve both the Extension Amendment Proposal and the Trust Amendment Proposal. Additionally, we are not permitted to redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001, and we will not proceed with the Extension if redemptions of our public shares in connection with the Extension would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

Q: How do the Company insiders intend to vote their shares?

A: Our Sponsor owns 5,050,000 founder shares. Such founder shares represent 20.0% of our issued and outstanding ordinary shares.

The founder shares carry voting rights in connection with the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor, directors and executive officers that they intend to vote in favor of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal.

In addition, our Sponsor, directors, officers, advisors or any of their affiliates may purchase public shares in privately negotiated transactions or in the open market either prior to the Extraordinary General Meeting. However, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds in the Trust Account will be used to purchase public shares in such transactions. Any such purchases that are completed after the record date for the Extraordinary General Meeting may include an agreement with a selling shareholder that such shareholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Amendment Proposal and the Trust Amendment Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the resolutions to be put to the Extraordinary General Meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment Proposal and the Trust Amendment Proposal and/or elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Amendment and the Trust Amendment proposals.

Q: What vote is required to adopt the Extension Amendment Proposal?

A: The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Approval of the Trust Amendment Proposal is a condition to the implementation of the Extension Amendment Proposal.

Q: What vote is required to approve the Trust Amendment Proposal?

A: The approval of the Trust Amendment Proposal requires the affirmative vote of holders of at least 65% of the issued and outstanding ordinary shares. Approval of the Extension Amendment Proposal is a condition to the implementation of the Trust Amendment Proposal.

Q: What vote is required to approve the Adjournment Proposal?

A: The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

Q: What if I do not want to vote “FOR” the Extension Amendment Proposal or Trust Amendment Proposal?

A: If you do not want the Extension Amendment Proposal to be approved, you must vote “AGAINST” the proposals. If you do not want the Trust Amendment Proposal to be approved, you must abstain, not vote, or vote “AGAINST” the proposals. If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming holders. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Extension Amendment Proposal or the Trust Amendment Proposal.

Broker non-votes, abstentions or the failure to vote on the Trust Amendment Proposal will have the same effect as votes “AGAINST” the Trust Amendment Proposal. Broker “non-votes” and abstentions will have no effect with respect to the approval of the Extension Amendment Proposal.

In order to exercise your redemption right, you need to identify yourself as a beneficial holder and provide your legal name, phone number and address in your written demand.

Q: What happens if the Extension Amendment Proposal or the Trust Amendment Proposal is not approved?

A: Our board will abandon the Extension Amendment and the Trust Amendment if our shareholders do not approve both the Extension Amendment Proposal and the Trust Amendment Proposal.

If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and we do not consummate our initial business combination by February 9, 2023, as contemplated by our IPO prospectus and in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $50,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.

Q: If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, what happens next?

A: We will continue our efforts to consummate an initial business combination.

Upon approval of the Extension Amendment Proposal and the Trust Amendment Proposal by the requisite number of votes, the amendments to our Articles that are set forth in Annex A hereto will become effective. We will remain a reporting company under the Securities Exchange Act of 1934 (the “Exchange Act”) and our units, public shares and warrants will remain publicly traded.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our ordinary shares held by our Sponsor, our directors and our officers as a result of their ownership of the founder shares.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved but we do not complete our initial business combination by the Extended Date (or, if such date is further extended at a duly called extraordinary general meeting, such later date), we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $50,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.

Notwithstanding the foregoing, we will not proceed with the Extension if redemptions of our public shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and the Trust Amendment Proposal, and the consequences will be the same as if the Extension Amendment Proposal and the Trust Amendment Proposal were not approved, as described above.

Q: What happens to the Company warrants if the Extension Amendment Proposal or the Trust Amendment Proposal is not approved?

A: If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and we have not consummated a business combination by February 9, 2023, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $50,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.

Q: What happens to the Company warrants if the Extension Amendment Proposal and the Trust Amendment Proposal are approved?

A: If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate an initial business combination until the Extended Date. The public warrants will remain outstanding and only become exercisable 30 days after the completion of an initial business combination, provided we have an effective registration statement under the Securities Act of 1933 (the “Securities Act”) covering the issuance of the ordinary shares issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

Q: How are the funds in the Trust Account currently being held?

A: The funds in the Trust Account have, since the Company’s initial public offering, been held only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, with a maturity of 185 days or less, or in an open-ended investment company that holds itself out as a money market fund meeting certain conditions of Rule 2a-7 of the Investment Company Act of 1940, as determined by the Company.

Q: If I do not exercise my redemption rights now, would I still be able to exercise my redemption rights in connection with any future initial business combination?

A: Unless you elect to redeem your shares at this time, you will be able to exercise redemption rights in respect of any future initial business combination subject to any limitations set forth in our Articles. In order to exercise your redemption right, you need to identify yourself as a beneficial holder and provide your legal name, phone number and address in your written demand.

Q: How do I change my vote?

A: You may change your vote by sending a later-dated, signed proxy card to our Secretary at ATAC Sponsor LLC, 4 Embarcadero Center, Suite 1449, San Francisco, California 94105, so that it is received prior to the Extraordinary General Meeting or by attending the Extraordinary General Meeting in person and voting (including by virtual means as provided below). You also may revoke your proxy by sending a notice of revocation to the same address, which must be received by our Secretary prior to the Extraordinary General Meeting.

Please note, however, that if on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Extraordinary General Meeting and vote at the Extraordinary General Meeting, you must bring to the Extraordinary General Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Any shareholder wishing to attend the virtual meeting should register for the meeting by January 27, 2023 (one week prior to the meeting date). To register for the Extraordinary General Meeting, please follow these instructions as applicable to the nature of your ownership of ordinary shares:

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If your shares are registered in your name with Continental Stock Transfer & Trust Company and you wish to attend the online-only Extraordinary General Meeting, go to proxy@continentalstock.com., enter the control number included on your proxy card or notice of the meeting and click on the “Click here to preregister for the online meeting” link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

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Beneficial shareholders (those holding shares through a stock brokerage account or by a bank or other holder of record) who wish to attend the virtual meeting and vote must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Continental will issue a control number and email it back with the meeting information.

Q: How are votes counted?

A: Votes will be counted by the inspector of election appointed for the Extraordinary General Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. The Extension Amendment Proposal must be approved as a special resolution under the Cayman Islands Companies Act and our Amended and

Restated Memorandum of Association and our Articles, being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. The Trust Amendment Proposal must be approved by the affirmative vote of holders of at least 65% of the outstanding shares as of the record date.

Accordingly, a Company shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting means that such shareholder’s ordinary shares will not count towards the quorum requirement for the Extraordinary General Meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting. The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Island law, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Accordingly, a Company shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting will not be counted towards the number of ordinary shares required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal.

Q: If my shares are held in “street name,” will my broker automatically vote them for me?

A: No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the proposals presented to the shareholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

Q: What is a Quorum requirement?

A: A quorum of our shareholders is necessary to hold a valid Extraordinary General Meeting. A quorum will be present at the Extraordinary General Meeting if the holders of a majority of the issued and outstanding ordinary shares entitled to vote at the Extraordinary General Meeting are represented in person or by proxy. As of the record date for the Extraordinary General Meeting, the holders of at least 12,776,501 ordinary shares would be required to achieve a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Extraordinary General Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement, but will not count as a vote cast at the Extraordinary General Meeting. In the absence of a quorum, the chairman of the meeting has power to adjourn the Extraordinary General Meeting.

Q: Who can vote at the Extraordinary General Meeting?

A: Only holders of record of our ordinary shares at the close of business on December 19, 2022 are entitled to have their vote counted at the Extraordinary General Meeting and any adjournments thereof. On this record date, 25,553,000 ordinary shares were outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote in person at the Extraordinary General Meeting or vote by proxy. Whether or not you plan to attend the Extraordinary General Meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q: Does the board recommend voting for the approval of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal?

A: Yes. After careful consideration of the terms and conditions of these proposals, our board has determined that the Extension Amendment, the Trust Amendment and, if presented, the Adjournment Proposal are in the best interests of the Company and its shareholders. The board recommends that our shareholders vote “FOR” the Extension Amendment Proposal, the Trust Amendment Proposal, and the Adjournment Proposal.

Q: What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?

A: Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, director or indirect ownership of founder shares and warrants that may become exercisable in the future and advances that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Extraordinary General Meeting - Interests of our Sponsor, Directors and Officers.”

Q: Do I have dissenters’ or appraisal rights if I object to the Extension Amendment Proposal and the Trust Amendment Proposal?

A: Our shareholders do not have dissenters’ rights in connection with the Extension Amendment Proposal or the Trust Amendment Proposal under Cayman Islands law.

Our shareholders do not have appraisal rights in connection with the Extension Amendment Proposal or the Trust Amendment Proposal.

Q: What do I need to do now?

A: We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes, and to consider how the proposals will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

Q: How do I vote?

A: If you are a holder of record of our ordinary shares, you may vote in person (including by virtual means as provided herein) at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting.

Whether or not you plan to attend the Extraordinary General Meeting in person (including by virtual means), we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Extraordinary General Meeting and vote in person if you have already voted by proxy.

If your ordinary shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q: How do I redeem my ordinary shares?

A: Each of our public shareholders may submit an election that, if the Extension is implemented, such public shareholder elects to redeem all or a portion of its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any proposed initial business combination or if we have not consummated our initial business combination by the Extended Date.

In order to tender your ordinary shares (and/or deliver your share certificate(s) (if any) and other redemption forms) for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street 30th Floor, New York, New York, 10004, or to tender your ordinary shares (and/or deliver your share certificate(s) (if any) and other redemption forms) to the transfer agent electronically using The Depository Trust Company’s (“DTC”) DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. You should tender your ordinary shares in the manner described above prior to 5:00 p.m. Eastern Time on February 1, 2023 (two business days before the Extraordinary General Meeting).

In order to exercise your redemption right, you need to identify yourself as a beneficial holder and provide your legal name, phone number and address in your written demand.

Q: How do I withdrawal my election to redeem my ordinary shares?

A: If you tendered your ordinary shares (and/or delivered your share certificate(s) (if any) and other redemption forms) for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. Any request for redemption, once made by a holder of public ordinary shares, may not be withdrawn once submitted to us unless our Board of Directors determines (in its sole discretion) to permit the withdrawal of such redemption request (which they may do in whole or in part).

Q: What should I do if I receive more than one set of voting materials?

A: You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Q: Who is paying for this proxy solicitation?

A: We will pay for the entire cost of soliciting proxies. We have engaged Okapi to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Okapi a fee of $20,000. We will also reimburse Okapi for reasonable out-of-pocket expenses and will indemnify Okapi and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q: What happens if the business combination is subject to CFIUS review?

A: Certain investments that involve the acquisition of, or investment in, a U.S. business by a non-U.S. investor may be subject to review and approval by the Committee on Foreign Investment in the United States (“CFIUS”). Whether CFIUS has jurisdiction to review a transaction depends on, among other factors, whether the transaction involves a “foreign person,” as defined by Section 721 of the Defense Production Act of 1950 and its implementing regulations (“Section 721”), and the rights and interest that such foreign person acquires in the U.S. business. For example, CFIUS has jurisdiction to review a transaction that results in “control” of a U.S. business by a foreign person, as well as certain transactions in which a foreign person acquires an equity interest along with certain non-passive rights in certain U.S. businesses.

The Company is a Cayman Islands exempted company and the Sponsor is a Delaware limited liability company. If CFIUS were to determine the Company or its Sponsor to be a foreign person, then CFIUS could have jurisdiction to review transactions undertaken by the Company. In addition, if the business combination is subject to CFIUS jurisdiction, the Company may be required or determine it advisable to submit a notice to CFIUS regarding the transaction, or to proceed with the transaction without notifying CFIUS and risk CFIUS intervention, before or after closing. The Company does not believe it or its Sponsor is a foreign person; however, if CFIUS took a different view, it could review the business combination, or any other business combination, undertaken by the Company that otherwise meets the requirements for CFIUS to have jurisdiction.

The process of any review by CFIUS could be lengthy. Because the Company has only a limited time to complete an initial business combination, failure to obtain any required approvals by August 9, 2023 may require the Company to liquidate. If the Company is forced to liquidate, holders of public shares will only be entitled to a pro rata portion of the Trust Account (including interest but net of taxes payable), and the warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a potential business combination and the chance of realizing future gains on your investment through any price appreciation in the combined company.

Q: Who can help answer my questions?

A: If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor:

Okapi Partners LLC,

1212 Avenue of the Americas, 17th Floor,

New York, New York 10036

Banks and Brokerage Firms, Please Call: (212) 297-0720

Shareholders and All Others Call Toll-Free: (855) 208-8903

email: info@okapipartners.com

If you have questions regarding the certification of your position or tendering your ordinary shares (and/or delivering your share certificate(s) (if any) and other redemption forms), please contact:

Continental Stock Transfer & Trust Company

1 State Street 30th Floor

New York, New York 10004

Email: cstmail@continentalstock.com

Phone number: (212) 509-4000

You may also obtain additional information about us from documents we file with the Securities and Exchange Commission (the “SEC”) by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

This Proxy Statement contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this Proxy Statement, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management. Actual results and shareholders’ value will be affected by a variety of risks and factors, including, without limitation, international, national and local economic conditions, merger, acquisition and business combination risks, financing risks, geo-political risks, acts of terror or war, and those risk factors described under “Risk Factors” of the Company’s registration statement on Form S-1 (File No. 333-261753) filed with the SEC and declared effective February 7, 2022 (the “Registration Statement”) the Company’s quarterly reports on Form 10-Q subsequently filed by the Company with the SEC, in this Proxy Statement and in other reports the Company files with the SEC. Many of the risks and factors that will determine these results and shareholders’ value are beyond the Company’s ability to control or predict.

All such forward-looking statements speak only as of the date of this Proxy Statement. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Forward-Looking Statements” section.

RISK FACTORS

You should consider carefully all of the risks described in our Registration Statements, our quarterly reports on Form 10-Q, and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in our Registration Statements, our quarterly reports on Form 10-Q and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

BACKGROUND

We are a blank check company incorporated on August 6, 2021 as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

On February 9, 2022, we consummated the IPO of our units (the “units”), with each unit consisting of one Class A ordinary share, par value $0.0001 per share, which we refer to as the “public shares,” and one redeemable warrant. Simultaneously with the closing of the IPO, we completed the private sale of 6,470,000 warrants (the “private placement warrants”), at a purchase price of  $1.00 per private placement warrant, to our Sponsor generating gross proceeds to us of  $6,470,000. The private placement warrants are identical to the warrants sold as part of the units in the IPO except that, so long as they are held by our Sponsor or its permitted transferees: (1) they will not be redeemable by us; (2) they (including the Class A ordinary shares issuable upon exercise of these warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold by our Sponsor until 30 days after the completion of our initial business combination; (3) they may be exercised by the holders on a cashless basis; and (4) they (including the ordinary shares issuable upon exercise of these warrants) are entitled to registration rights.

Following the closing of the IPO, a total of $204,020,000, from the net proceeds of the sale of the units in the IPO and the private placement warrants was placed in the Trust Account. The proceeds held in the Trust Account may be invested by the trustee only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, with a maturity of 185 days or less, or in any open-ended investment company that holds itself out as a money market fund meeting certain conditions of Rule 2a-7 of the Investment Company Act of 1940, as determined by the Company. As of January 13, 2023 funds held in the Trust Account totaled approximately $203,195,272.04, and were held in a money market fund invested in U.S. treasury bills.

Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, director or indirect ownership of founder shares and warrants that may become exercisable in the future and advances that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Extraordinary General Meeting - Interests of our Sponsor, Directors and Officers.”

On the record date of the Extraordinary General Meeting, there were 25,553,000 ordinary shares outstanding, of which 20,200,000 were public shares, 5,050,500 were founder shares and 303,000 were representative shares issued to Maxim Group LLC and/or its designees upon the consummation of the IPO. The founder shares carry voting rights in connection with the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor, which holds all 5,050,000 founder shares, that it intends to vote in favor of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal.

Our principal executive offices are located at 4 Embarcadero Center, Suite 1449, San Francisco, California 94105.

THE EXTENSION AMENDMENT AND THE TRUST AMENDMENT PROPOSALS

The Extension Amendment Proposal

We are proposing to amend our Articles to extend the date by which we have to consummate a business combination to the Extended Date.

The approval of both the Extension Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination. Approval of the Extension Amendment Proposal and the Trust Amendment Proposal are both a condition to the implementation of the Extension.

If the Extension Amendment is approved together with the Trust Amendment, the Company will instead have the right to extend the Combination Period six (6) times for an additional one (1) month each time up to August 9, 2023 (i.e., the same 18 months from the consummation of the IPO), provided that the Extension Payment equal to the lesser of: (x) $135,000 or (y) $0.045 per public share multiplied by the number of public shares then outstanding, for each one-month extension is deposited into the Trust Account on or prior to the date of the same applicable deadline. Therefore, if the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the amount of funds needed to extend the time to complete a business combination would be reduced.

If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and we have not consummated a business combination by February 9, 2023 (subject to extension as set forth in the Registration Statement), we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $50,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.

The purpose of the Extension Amendment and the Trust Amendment is to allow us more time to enter into and complete an initial business combination, which our board believes is in the best interest of our shareholders. The Articles provide that we have until February 9, 2023 to complete our initial business combination. While we may pursue an initial business combination target in any business, industry or geographical location, we intend to focus our search on targets founded by Asian or Asian American entrepreneurs who are building a global enterprise supported by forward thinking vision and innovative technology in predictable growth businesses with substantial revenue potential in frontier technologies including but not limited to artificial intelligence, blockchain, quantum computing, and electric vehicles. Our board currently believes that it is improbable that we will be able to negotiate and complete our initial business combination before February 9, 2023. Accordingly, our board believes that in order for us to potentially consummate an initial business combination, we will need to obtain the Extension.

A copy of the proposed amendments to the Articles of the Company is attached to this Proxy Statement in Annex A.

Trust Amendment Proposal

The proposed Trust Amendment would amend our existing Trust Agreement, dated as of February 7, 2022, by and between the Company and Continental Stock Transfer & Trust Company, allowing the Company to extend the Combination Period six (6) times for an additional one (1) month each time from February 9, 2023 to

August 9, 2023 (the “Trust Amendment”) by depositing into the Trust Account for each one-month extension the lesser of: $135,000 or $0.045 per share multiplied by the number of public shares then outstanding. A copy of the proposed Trust Amendment is attached to this proxy statement as Annex B. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

The purpose of the Trust Amendment is to give the Company the right to extend the Combination Period from February 9, 2023 six (6) times for an additional one (1) month each time up to August 9, 2023 (i.e., the same 18 months from the consummation of the IPO), provided that the Extension Payment is deposited into the Trust Account on or prior to the date of the same applicable deadline. Therefore, if this Trust Amendment Proposal and the Extension Amendment Proposal are approved, amount of funds needed to extend the time to complete a business combination would be reduced. A copy of the proposed amendments to the Trust Agreement is attached to this Proxy Statement in Annex B.

Reasons for the Extension Amendment Proposal and the Trust Amendment Proposal

Our Articles provide that if our shareholders approve an amendment to our Articles that would affect the substance or timing of our obligation to redeem all of our public shares if we do not complete our initial business combination before February 9, 2023 (subject to extension as set forth in the Registration Statement), we will provide our public shareholders with the opportunity to redeem all or a portion of their ordinary shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding public shares. We believe that this provision of the Articles was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Articles. In addition, approval of the Trust Amendment Proposal is a condition to the implementation of the Extension Amendment Proposal.

The purpose of the Extension Amendment and the Trust Amendment is to allow us more time to enter into and complete a business combination. While we may pursue an initial business combination target in any business, industry or geographical location, we intend to focus our search on targets founded by Asian or Asian American entrepreneurs who are building a global enterprise supported by forward thinking vision and innovative technology in predictable growth businesses with substantial revenue potential in frontier technologies including but not limited to artificial intelligence, blockchain, quantum computing, and electric vehicles. Our board currently believes that it is improbable that we will be able to negotiate and complete our initial business combination before February 9, 2023. Accordingly, our board believes that in order for us to potentially consummate an initial business combination, we will need to obtain the Extension. In addition, approval of the Extension Amendment Proposal is a condition to the implementation of the Trust Amendment Proposal. If you do not elect to redeem your public shares, you will retain the right to vote on any proposed initial business combination in the future and the right to redeem your public shares in connection with such initial business combination.

If Either the Extension Amendment Proposal or the Trust Amendment Proposal Is Not Approved

The approval of both the Extension Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our board will abandon and not implement either amendment unless our shareholders approve both the Extension Amendment Proposal and the Trust Amendment Proposal.

If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and we do not consummate our initial business combination by February 9, 2023, as contemplated by our IPO prospectus and in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $50,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.

If the Extension Amendment Proposal and the Trust Amendment Proposal Are Approved

Upon approval of the Extension Amendment Proposal and the Trust Amendment Proposal by the requisite number of votes, the amendments to our Articles that are set forth in Annex A hereto will become effective. We will remain a reporting company under the Exchange Act, and our units, public shares and warrants will remain publicly traded.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $203,195,272.04 that was in the Trust Account as of January 13, 2023. In such event, we may need to obtain additional funds to complete our initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved but we do not complete our initial business combination by the Extended Date (or, if such date is further extended at a duly called extraordinary general meeting, such later date), we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $50,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. We cannot assure you that the per share distribution from the Trust Account, if we liquidate, will not be less than $10.00 due to unforeseen claims of creditors. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.

Notwithstanding the foregoing, we will not proceed with the Extension if redemptions of our public shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and the Trust Amendment Proposal, and the consequences will be the same as if the Extension Amendment Proposal and the Trust Amendment Proposal were not approved, as described above.

Redemption Rights

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, and the Extension is implemented, each of our public shareholders may submit an election that, if the Extension is implemented, such public shareholder elects to redeem all or a portion of its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any proposed initial business combination or if we have not consummated our initial business combination by the Extended Date.

IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON FEBRUARY 1, 2023 (TWO BUSINESS DAYS BEFORE THE EXTRAORDINARY GENERAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARES (AND/OR DELIVER YOUR SHARE CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY OR TO TENDER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.

In order to tender your ordinary shares (and/or deliver your share certificate(s) (if any) and other redemption forms) for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, our transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street 30th Floor, New York, New York, 10004, or at cstmail@continentalstock.com or (212) 509-4000, or to tender your ordinary shares (and/or deliver your share certificate(s) (if any) and other redemption forms) to the transfer agent electronically using DTC’s DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. You should tender your ordinary shares in the manner described above prior to 5:00 p.m. Eastern Time on February 1, 2023 (two business days before the Extraordinary General Meeting).

Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and our transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is our understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. We do not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that tendering their shares through the DWAC system.

Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment Proposal at the Extraordinary General Meeting will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public shareholder tenders its shares and decides prior to the vote at the Extraordinary General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you tendered your ordinary shares (and/or delivered your share certificate(s) (if any) and other redemption forms) for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. Any request for redemption, once made by a holder of public ordinary shares, may not be withdrawn once submitted to us unless our Board of Directors determines (in its sole discretion) to permit the withdrawal of such redemption request (which they may do in whole or in part). In the event that a public shareholder tenders shares and the Extension Amendment Proposal and the Trust Amendment Proposal are not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Amendment Proposal and the Trust Amendment Proposal will not be approved. The transfer agent will hold the certificates of public shareholders that make the Election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, we will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding public shares. Based upon the amount in the Trust Account as of January 13, 2023, which was approximately $203,195,272.04, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.059 at the time of the Extraordinary General Meeting. The closing price of the public shares on the Nasdaq on January 12, 2023, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $10.25. We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your ordinary shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your ordinary shares (and/or deliver your share certificate(s) (if any) and other redemption forms) to our transfer agent prior to the vote on the Extension Amendment Proposal at the Extraordinary General Meeting. We anticipate that a public shareholder who tenders ordinary shares (and/or deliver share certificate(s) (if any) and other redemption forms) for redemption in connection with the vote to approve the Extension Amendment Proposal and the Trust Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment.

MATERIAL INCOME TAX CONSIDERATIONS

The following summary of certain Cayman Islands and U.S. federal income tax considerations relevant to an investment in our units, ordinary shares, warrants and rights is based upon laws and relevant interpretations thereof in effect as of the date of this prospectus, all of which are subject to change. This summary does not deal with all possible tax consequences relating to an investment in our ordinary shares, warrants and rights, such as the tax consequences under state, local and other tax laws. For U.S. taxpayers, the following assumes you purchase the securities in this offering and will hold them as capital assets within the meaning of the Internal Revenue Code of 1986, as amended (the “Code”).

Prospective investors should consult their professional advisors on the possible tax consequences of buying, holding or selling any securities under the laws of their country of citizenship, residence or domicile.

Cayman Islands Taxation

The following is a discussion on certain Cayman Islands income tax consequences of an investment in our securities. The discussion is a general summary of present law, which is subject to prospective and retroactive change. It is not intended as tax advice, does not consider any investor’s particular circumstances, and does not consider tax consequences other than those arising under Cayman Islands law.

Under Existing Cayman Islands Laws

Payments of dividends and capital in respect of our securities will not be subject to taxation in the Cayman Islands and no withholding will be required on the payment of a dividend or capital to any holder of the securities nor will gains derived from the disposal of the securities be subject to Cayman Islands income or corporate tax. The Cayman Islands currently has no income, corporate or capital gains tax and no estate duty, inheritance tax or gift tax.

No stamp duty is payable in respect of the issue of our securities or on an instrument of transfer in respect of our securities. However, an instrument of transfer in respect of our securities, including our warrants, is stampable if executed in or brought into the Cayman Islands.

The Company has been incorporated under the laws of the Cayman Islands as an exempted company with limited liability and, as such, has applied for and received an undertaking from the Financial Secretary of the Cayman Islands in the following form:

The Tax Concessions Act

(As Revised)

Undertaking as to Tax Concessions

In accordance with the provision of section 6 of The Tax Concessions Act (As Revised), the Financial Secretary undertakes with Aurora Technology Acquisition Corp. (“the Company”).

1.	That no law which is hereafter enacted in the Cayman Islands imposing any tax to be levied on profits, income, gains or appreciations shall apply to the Company or its operations; and

2.	In addition, that no tax to be levied on profits, income, gains or appreciations or which is in the nature of estate duty or inheritance tax shall be payable:

2.1. On or in respect of the shares, debentures or other obligations of the Company;

OR

2.2. by way of the withholding in whole or part, of any relevant payment as defined in Section 6(3) of the Tax Concessions Act (As Revised).

3.	These concessions shall be for a period of twenty years from the date hereof.

General

This discussion does not address all of the U.S. federal income and estate tax considerations that may be relevant to you in light of your particular circumstances, and it does not describe all of the tax consequences that may be relevant to persons subject to special rules, such as:

•	certain financial institutions;

•	insurance companies;

•	dealers and traders in securities or foreign currencies;

•	persons holding our securities as part of a hedge, straddle, conversion transaction or other integrated transaction;

•	former citizens or residents of the United States;

•	U.S. persons whose functional currency for U.S. federal income tax purposes is not the U.S. dollar;

•	partnerships or other entities classified as partnerships for U.S. federal income tax purposes;

•	persons liable for the alternative minimum tax; and

•	tax-exempt organizations.

The following does not discuss any aspect of state, local or non-U.S. taxation. This discussion is based on current provisions of the Code, Treasury regulations, judicial opinions, published positions of the U.S. Internal Revenue Service (“IRS”) and all other applicable authorities, all of which are subject to change, possibly with retroactive effect.

If an entity that is treated as a partnership for U.S. federal income tax purposes holds our securities, the tax treatment of a partner will generally depend on the status of the partner and the activities of the entity. If you are a partner in such an entity, you should consult your tax advisor.

WE URGE PROSPECTIVE INVESTORS TO CONSULT THEIR TAX ADVISORS REGARDING THE U.S. FEDERAL, STATE, LOCAL AND NON-U.S. INCOME, ESTATE AND OTHER TAX CONSIDERATIONS WITH RESPECT TO ACQUIRING, HOLDING AND DISPOSING OF OUR SECURITIES.

No statutory, administrative or judicial authority directly addresses the treatment of a unit or instruments similar to a unit for U.S. federal income tax purposes, and therefore, that treatment is not entirely clear. Each unit should be treated for U.S. federal income tax purposes as an investment unit consisting of one ordinary share and one warrant to acquire one ordinary share, subject to adjustment. We intend to treat the acquisition of a unit in this manner and, by purchasing a unit, you must adopt such treatment for applicable tax purposes. In determining your basis for the ordinary share and one warrant composing a unit, you should allocate your purchase price for the unit between the components on the basis of their relative fair market values at the time of issuance.

The foregoing treatment of the ordinary shares, warrants and rights and a holder’s purchase price allocation are not binding on the IRS or the courts. Because there are no authorities that directly address instruments that are similar to the units, no assurance can be given that the IRS or the courts will agree with the characterization described above or the discussion below. Accordingly, each prospective investor is urged to consult its tax advisor regarding the tax consequences of an investment in a unit (including alternative characterizations of a unit). The balance of this discussion assumes that the characterization of the units described above is respected for U.S. federal income tax purposes.

U.S. Holders

This section is addressed to U.S. holders of our securities. For purposes of this discussion, you are a “U.S. holder” if you are a beneficial owner of a security that is:

•	an individual citizen or resident of the United States for U.S. federal income tax purposes;

•	a corporation, or other entity taxable as a corporation, created or organized in, or under the laws of, the United States or any state thereof or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•

a trust, if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons (as defined in the Code) have authority to control all substantial decisions of the trust or (ii) it has a valid election in effect under Treasury regulations to be treated as a U.S. person.

Dividends and Distributions

Subject to the passive foreign investment company (“PFIC”) rules discussed below, a U.S. holder generally will be required to include in gross income any cash distribution paid on our ordinary shares that is treated as a dividend for U.S. federal income tax purposes. A cash distribution on such shares generally will be treated as a dividend for U.S. federal income tax purposes to the extent the distribution is paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Such dividends paid by us will be taxable to a corporate U.S. holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations.

Distributions in excess of our current or accumulated earnings and profits generally will first reduce your basis in the ordinary shares (but not below zero) and then will be treated as gain realized on the sale or other disposition of the ordinary shares (as described in the first paragraph under “— Sale or Other Disposition or Redemption of Ordinary shares” below).

With respect to non-corporate U.S. holders, under tax laws currently in effect, dividends generally will be taxed at the lower applicable long-term capital gains rate (see “Sale or Other Disposition or Redemption of Ordinary shares” below) only if our ordinary shares are readily tradable on an established securities market in the United States and certain other requirements are met. U.S. holders should consult their own tax advisors regarding the availability of the lower rate for any dividends paid with respect to our ordinary shares.

The redemption feature of the ordinary shares described under “Proposed Business — Effecting a Business Combination — Redemption Rights” may be viewed as a position with respect to substantially similar or related property which diminishes your risk of loss and thereby affects your ability to satisfy the holding period requirements for the dividends received deduction or the preferential tax rate on qualified dividend income with respect to the time period prior to the approval of an initial business combination.

Sale or Other Disposition or Redemption of Ordinary shares

Gain or loss you realize on the sale or other disposition of our ordinary shares (other than redemption into cash but including a liquidation in the event we do not consummate a business combination within the required time) will be capital gain or loss. The amount of your gain or loss will be equal to the difference between your tax basis in the ordinary shares disposed of and the amount realized on the disposition. The deductibility of capital losses is subject to limitations. Any capital gain or loss you realize on a sale or other disposition of our ordinary shares will generally be long-term capital gain or loss if your holding period for the ordinary shares is more than one year. However, the redemption feature of the ordinary shares described under “Proposed Business — Effecting a Business Combination — Redemption Rights” could affect your ability to satisfy the holding period requirements for the long-term capital gain tax rate with respect to the time period prior to the approval of an initial business combination.

If you redeem your ordinary shares into a right to receive cash as described in “Proposed Business — Effecting a Business Combination — Redemption Rights,” the redemption generally will be treated as a sale of ordinary shares described in the preceding paragraph (rather than as a dividend or distribution). The redemption will, however, be treated as a dividend or distribution and taxed as described in “— Dividends and Distributions” above if your percentage ownership in us (including shares that you are deemed to own under certain attribution rules, such as the shares into which the warrants are exercisable) after the redemption is not meaningfully reduced from what your percentage ownership was prior to the redemption. If you have a relatively minimal share interest and, taking into account the effect of redemption by other shareholders, your percentage ownership in us is reduced as a result of the redemption, you may be regarded as having suffered a meaningful reduction in interest. For example, the IRS has ruled that a reduction in a shareholder’s proportionate interest constituted a “meaningful reduction” in a transaction in which a holder held less than 1% of the shares of a corporation and did not have management control over the corporation. You should consult your own tax advisor as to whether redemption of your ordinary shares will be treated as a sale or as a dividend under the Code and, if you actually or constructively own 5% (or, if our public shares is not then publicly traded, 1%) or more of our ordinary shares before redemption, whether you are subject to special reporting requirements with respect to such redemption.

Sale or Other Disposition, Exercise or Expiration of Warrants

Upon the sale or other disposition of a warrant (other than by exercise), and subject to the PFIC rules discussed below, you will generally recognize capital gain or loss equal to the difference between the amount realized on the sale or other disposition and your tax basis in the warrant. This capital gain or loss will be long-term capital gain or loss if, at the time of the sale or other disposition, the warrant has been held by you for more than one year. The deductibility of capital losses is subject to limitations.

In general, you will not be required to recognize income, gain or loss upon exercise of a warrant for its exercise price. Your basis in an ordinary share received upon exercise will be equal to the sum of (1) your basis in the warrant and (2) the exercise price of the warrant. Your holding period in the shares received upon exercise will commence on the day after you exercise the warrants (or possibly the date of exercise). Although there is no direct legal authority as to the U.S. federal income tax treatment of an exercise of a warrant on a cashless basis, we intend to take the position that such exercise will not be taxable, either because the exercise is not a gain realization event or because it qualifies as a tax-free recapitalization. In the former case, the holding period of the ordinary shares should commence on the day after the warrant is exercised (or possibly the date of exercise). In the latter case, the holding period of the ordinary shares would include the holding period of the exercised warrants. However, our position is not binding on the IRS and the IRS may treat a cashless exercise of a warrant as a taxable exchange. You are urged to consult your own tax advisor as to the consequences of an exercise of a warrant on a cashless basis.

If a warrant expires without being exercised, you will recognize a capital loss in an amount equal to your basis in the warrant. Such loss will be long-term capital loss if, at the time of the expiration, the warrant has been held by you for more than one year. The deductibility of capital losses is subject to limitations.

Constructive Dividends on Warrants

As discussed under “Dividend Policy” above, we do not anticipate that any dividends will be paid in the foreseeable future. If at any time during the period you hold warrants, however, we were to pay a taxable dividend to our shareholders and, in accordance with the anti-dilution provisions of the warrants, the conversion rate of the warrants were increased, that increase would be deemed to be the payment of a taxable dividend to you to the extent of our earnings and profits, notwithstanding the fact that you will not receive a cash payment. If the conversion rate is adjusted in certain other circumstances (or in certain circumstances, there is a failure to make adjustments), such adjustments may also result in the deemed payment of a taxable dividend to you. You should consult your tax advisor regarding the proper treatment of any adjustments to the warrants.

Unearned Income Medicare Tax

A 3.8% Medicare contribution tax will generally apply to all or some portion of the net investment income of a U.S. holder that is an individual with adjusted gross income that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $300,000 in other cases). This 3.8% tax will also apply to all or some portion of the undistributed net investment income of certain U.S. holders that are estates and trusts. For these purposes, dividends and gains from the taxable dispositions of the ordinary shares, warrants and rights will generally be taken into account in computing such a U.S. holder’s net investment income.

Information Reporting and Backup Withholding

Information returns may be filed with the IRS with respect to dividends or other distributions we may pay to you and proceeds from the sale of your ordinary shares or warrants. You will be subject to backup withholding on these payments if you fail to provide your taxpayer identification number to the paying agent and comply with certain certification procedures or otherwise establish an exemption from backup withholding. Backup withholding is not an additional tax. Any amounts withheld with respect to your ordinary shares or warrants under the backup withholding rules will be refunded to you or credited against your United States federal income tax liability, if any, by the IRS provided that certain required information is furnished to the IRS in a timely manner.

Non-U.S. Holders

This section is addressed to non-U.S. holders of the securities. For purposes of this discussion, a “non-U.S. holder” is a beneficial owner of a security (other than an entity treated as a partnership for U.S. federal income tax purposes) that is not a U.S. holder.

Dividends and Distributions

As discussed under “Dividend Policy” above, we do not anticipate that any dividends will be paid in the foreseeable future. If, however, we were to pay taxable dividends to you with respect to your ordinary shares (including any deemed distributions treated as a dividend on the warrants, as described in “— Constructive Dividends on Warrants” below), those dividends would generally be subject to United States withholding tax at a rate of 30% of the gross amount, unless you are eligible for a reduced rate of withholding tax under an applicable income tax treaty and you provide proper certification of your eligibility for such reduced rate (usually on an IRS Form W-8BEN or Form W-8BEN-E). A distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent of our current or accumulated earnings and profits as determined under the Code. Any distribution not constituting a dividend generally will be treated first as reducing your basis in your ordinary shares and, to the extent it exceeds your basis, as gain from the disposition of your ordinary shares treated as described under “Sale or Other Disposition of Ordinary shares or Warrants” below. The full amount of any distributions to you may, however, be subject to United States withholding tax unless the applicable withholding agent elects to withhold a lesser amount based on a reasonable estimate of the amount of the distribution that would be treated as a dividend. In addition, if we determine that we are likely to be classified as a “United States real property holding corporation” (see “Sale or Other Disposition of Ordinary shares or Warrants” below), we will withhold at least 10% of any distribution that exceeds our current and accumulated earnings and profits as provided by the Code.

Dividends we pay to you that are effectively connected with your conduct of a trade or business within the United States (and, if certain income tax treaties apply, are attributable to a United States permanent establishment maintained by you) generally will not be subject to United States withholding tax if you comply with applicable certification and disclosure requirements (usually by providing an IRS Form W-8ECI). Instead, such dividends generally will be subject to United States federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to United States persons. If you are a corporation, effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).

Exercise of Warrants

You generally will not be subject to U.S. federal income tax on the exercise of the warrants into ordinary shares. However, if a cashless exercise of warrants results in a taxable exchange, as described in “— U.S. Holders — Sale or Other Disposition, Exercise or Expiration of Warrants,” the rules described below under “Sale or Other Disposition of Ordinary shares or Warrants” would apply.

Sale or Other Disposition of Ordinary shares or Warrants

You generally will not be subject to United States federal income tax on any gain realized upon the sale, exchange or other disposition of our ordinary shares (which would include a dissolution and liquidation in the event we do not consummate an initial business combination within the required timeframe) or warrants (including an expiration or redemption of our warrants) unless:

•

the gain is effectively connected with your conduct of a trade or business within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment you maintain);

•

you are an individual, you hold your ordinary shares or warrants as capital assets, you are present in the United States for 183 days or more in the taxable year of disposition and you meet other conditions, and you are not eligible for relief under an applicable income tax treaty; or

•

we are or have been a “United States real property holding corporation” for United States federal income tax purposes and, in the case where the ordinary shares are regularly traded on an established securities market, you hold or have held, directly or indirectly, at any time within the shorter of the five-year period preceding disposition or your holding period for your ordinary shares or warrants, more than 5% of our ordinary shares. Special rules may apply to the determination of the 5% threshold in the case of a holder of a warrant. You are urged to consult your own tax advisors regarding the effect of holding the warrants on the calculation of such 5% threshold. We will be classified as a United States real property holding corporation if the fair market value of our “United States real property interests” equals or exceeds 50% of the sum of (1) the fair market value of our United States real property interests, (2) the fair market value of our non-United States real property interests and (3) the fair market value of any other of our assets which are used or held for use in our trade or business. Although we currently are not a United States real property holding corporation, we cannot determine whether we will be a United States real property holding corporation in the future until we consummate an initial business combination.

Gain that is effectively connected with your conduct of a trade or business within the United States generally will be subject to United States federal income tax, net of certain deductions, at the same rates applicable to United States persons. If you are a corporation, the branch profits tax also may apply to such effectively connected gain. If the gain from the sale or disposition of your ordinary shares or warrants is effectively connected with your conduct of a trade or business in the United States but under an applicable income tax treaty is not attributable to a permanent establishment you maintain in the United States, your gain may be exempt from United States tax under the treaty. If you are described in the second bullet point above, you generally will be subject to United States federal income tax at a rate of 30% on the gain realized, although the gain may be offset by some United States source capital losses realized during the same taxable year. If you are described in the third bullet point above, gain recognized by you on the sale, exchange or other disposition of ordinary shares or warrants will be subject to U.S. federal income tax on a net income basis at normal graduated U.S. federal income tax rates. In addition, a buyer of your ordinary shares or warrants may be required to withhold United States income tax at a rate of 15% of the amount realized upon such disposition.

If you convert your ordinary shares into a right to receive cash as described in “Proposed Business — Effecting a Business Combination — Redemption Rights,” the redemption generally will be treated as a sale of ordinary shares rather than as a dividend or distribution. The redemption will, however, be treated as a dividend or distribution and taxed as described in “Dividends and Distributions” if your percentage ownership in us (including shares that you are deemed to own under certain attribution rules, such as the shares into which the warrants are exercisable) after the redemption is not meaningfully reduced from what your percentage ownership was prior to the redemption. See the discussion in “— U.S. Holders — Sale or Other Disposition or Redemption of Ordinary shares.” You should consult your own tax advisor as to whether redemption of your ordinary shares will be treated as a sale or as a dividend under the Code.

Constructive Dividends on Warrants

As discussed under “Dividend Policy” above, we do not anticipate that any dividends will be paid in the foreseeable future. If at any time during the period you hold warrants, however, we were to pay a taxable dividend to our shareholders and, in accordance with the anti-dilution provisions of the warrants, the conversion rate of the warrants were increased, that increase would be deemed to be the payment of a taxable dividend to you to the extent of our earnings and profits, notwithstanding the fact that you will not receive a cash payment. If the conversion rate is adjusted in certain other circumstances (or in certain circumstances, there is a failure to make adjustments), such adjustments may also result in the deemed payment of a taxable dividend to you. Any resulting withholding tax attributable to deemed dividends would be collected from other amounts payable or distributable to you. You should consult your tax advisor regarding the proper treatment of any adjustments to the warrants.

Information Reporting and Backup Withholding

We must report annually to the IRS the amount of dividends or other distributions we may pay to you on your ordinary shares and the amount of tax we withhold on any such distributions regardless of whether withholding is required. The IRS may make copies of the information returns reporting those dividends and amounts withheld available to the tax authorities in the country in which you reside pursuant to the provisions of an applicable income tax treaty or exchange of information treaty.

The United States imposes backup withholding on dividends and certain other types of payments to United States persons. You will not be subject to backup withholding on dividends you receive on your ordinary shares if you provide proper certification (usually on an IRS Form W-8BEN or Form W-8BEN-E) of your status as a non-United States person or you are a corporation or one of several types of entities and organizations that qualify for exemption (an “exempt recipient”).

Information reporting and backup withholding generally are not required with respect to the amount of any proceeds from the sale of your ordinary shares or warrants outside the United States through a foreign office of a foreign broker that does not have certain specified connections to the United States. However, if you sell your ordinary shares or warrants through a United States broker or the United States office of a foreign broker, the broker will be required to report to the IRS the amount of proceeds paid to you unless you provide appropriate certification (usually on an IRS Form W-8BEN or Form W-8BEN-E) to the broker of your status as a non-United States person or you are an exempt recipient. Information reporting also would apply if you sell your ordinary shares or warrants through a foreign broker deriving more than a specified percentage of its income from United States sources or having certain other connections to the United States.

Backup withholding is not an additional tax. Any amounts withheld with respect to your ordinary shares or warrants under the backup withholding rules will be refunded to you or credited against your United States federal income tax liability, if any, by the IRS provided that certain required information is furnished to the IRS in a timely manner.

Estate Tax

Ordinary shares owned or treated as owned by an individual who is not a citizen or resident (as defined for United States federal estate tax purposes) of the United States at the time of his or her death, or by an entity the property of which is potentially includible in such an individual’s gross estate, will be included in the individual’s gross estate for United States federal estate tax purposes and therefore may be subject to United States federal estate tax unless an applicable estate tax treaty provides otherwise. The foregoing may also apply to warrants.

Unearned Income Medicare Tax

If you are a foreign estate or trust, you may be subject to the Medicare contribution tax described under “U.S. Holders — Unearned Income Medicare Tax” above. Non-U.S. holders should consult their tax advisors regarding the possible implications of the Medicare contribution tax on their investments in the units.

FATCA

A 30% withholding tax will be imposed on payments to certain foreign entities of U.S.-source dividends, unless information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied or an exemption has otherwise been established. The IRS has issued proposed regulations (on which taxpayers may rely until final regulations are issued) that would generally not apply these withholding requirements to gross proceeds from sales or other disposition proceeds from our units, ordinary shares, warrants and rights. Potential investors should consult their tax advisors regarding the possible implications of this withholding tax on their investment in the units.

Passive Foreign Investment Company Rules

A foreign corporation will be a PFIC for U.S. federal income tax purposes if at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year of the foreign corporation, ordinarily determined based on fair market value and averaged quarterly over the year, including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.

Because we are a blank check company, with no current active business, we believe that it is likely that we will meet the PFIC asset or income test for periods prior to the acquisition of a company or assets in a business combination. Pursuant to a start-up exception, however, a corporation will not be a PFIC for the first taxable year the corporation has gross income (the “start-up year”), if (1) no predecessor of the corporation was a PFIC; (2) the corporation satisfies the IRS that it will not be a PFIC for either of the first two taxable years following the start-up year; and (3) the corporation is not in fact a PFIC for either of those years. The applicability of the start-up exception to us will not be known until after the close of our current taxable year and, possibly not until after the close of our next taxable year. After the acquisition of a company or assets in a business combination, we may still meet one of the PFIC tests depending on the timing of the acquisition and the amount of our passive income and assets as well as the passive income and assets of the acquired business. If the company that we acquire in a business combination is a PFIC, then we will likely not qualify for the start-up exception and will be a PFIC since our inception. Our actual PFIC status for our current taxable year or any subsequent taxable year, however, will not be determinable until after the end of such taxable year. Accordingly, there can be no assurance with respect to our status as a PFIC for our current taxable year or any future taxable year.

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a U.S. holder of our ordinary shares or warrants and, in the case of our ordinary shares, the U.S. holder did not make either a timely qualified electing fund (“QEF”) election for our first taxable year as a PFIC in which the U.S. holder held (or was deemed to hold) ordinary shares or a valid mark-to- market” election, in each case as described below, such holder generally will be subject to special rules with respect to: (i) any gain recognized by the U.S. holder on the sale or other disposition of its ordinary shares or warrants; and (ii) any “excess distribution” made to the U.S. holder (generally, any distributions to such U.S. holder during a taxable year of the U.S. holder that are greater than 125% of the average annual distributions received by such U.S. holder in respect of the ordinary shares during the three preceding taxable years of such U.S. holder or, if shorter, such U.S. holder’s holding period for the ordinary shares).

Under these rules:

•

the amount allocated to the U.S. holder’s taxable year in which the U.S. holder recognized gain or received the excess distribution, or to the period in the U.S. holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

•

the amount allocated to other taxable years (or portions thereof) of the U.S. holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. holder; and

•	the interest charge generally applicable to underpayments of tax will be imposed in respect of the tax attributable to each such other taxable year of the U.S. holder.

In general, if we are determined to be a PFIC, a U.S. holder will avoid the PFIC tax consequences described above in respect to our ordinary shares by making either (i) a timely QEF election to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the U.S. holder in which or with which our taxable year ends or (ii) a valid “mark-to-market” election. A U.S. holder may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.

A U.S. holder may not make a QEF election with respect to its warrants to acquire our ordinary shares. As a result, if a U.S. holder sells or otherwise disposes of such warrants (other than upon exercise of such warrants), any gain recognized generally will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above, if we were a PFIC at any time during the period the U.S. holder held the warrants. If a U.S. holder that exercises such warrants properly makes a QEF election with respect to the newly acquired ordinary shares (or has previously made a QEF election with respect to our ordinary shares), the QEF election will apply to the newly acquired ordinary shares, but the adverse tax consequences relating to PFIC shares, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired ordinary shares (which generally will be deemed to have a holding period for purposes of the PFIC rules that includes the period the U.S. holder held the warrants), unless the U.S. holder makes a purging election under the PFIC rules. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the U.S. holder will have a new basis and holding period in the ordinary shares acquired upon the exercise of the warrants for purposes of the PFIC rules.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A U.S. holder generally makes a QEF election by attaching a completed IRS Form 8621 (Information Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. U.S. holders should consult their own tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

In order to comply with the requirements of a QEF election, a U.S. holder must receive a PFIC annual information statement from us. If we determine we are a PFIC for any taxable year, we will endeavor to provide to a U.S. holder such information as the IRS may require, including a PFIC annual information statement, in order to enable the U.S. holder to make and maintain a QEF election, but there can be no assurance that we will timely provide such required information. In addition, there is no assurance that we will have timely knowledge of our status as a PFIC in the future or of the required information to be provided.

If a U.S. holder has made a QEF election with respect to our ordinary shares, and the special tax and interest charge rules do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the U.S. holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our ordinary shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, U.S. holders of a QEF are currently taxed on their pro rata shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such U.S. holders. The tax basis of a U.S. holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if by reason of holding such property the U.S. holder is treated under the applicable attribution rules as owning shares in a QEF.

Although a determination as to our PFIC status will be made annually, an initial determination that our company is a PFIC will generally apply for subsequent years to a U.S. holder who held ordinary shares or warrants while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. A U.S. holder who makes the QEF election discussed above for our first taxable year as a PFIC in which the U.S. holder holds (or is deemed to hold) our ordinary shares, however, will not be subject to the PFIC tax and interest charge rules discussed above in respect to such shares. In addition, such U.S. holder will not be subject to the QEF inclusion regime with respect to such shares for any taxable year of us that ends within or with a taxable year of the U.S. holder and in which we are not a PFIC. On the other hand, if the QEF election is not effective for each of our taxable years in which we are a PFIC and the U.S. holder holds (or is deemed to hold) our ordinary shares, the PFIC rules discussed above will continue to apply to such shares unless the holder makes a purging election, as described above, and pays the tax and interest charge with respect to the gain inherent in such shares attributable to the pre-QEF election period.

Alternatively, if a U.S. holder, at the close of its taxable year, owns shares in a PFIC that are treated as marketable stock, the U.S. holder may make a mark-to-market election with respect to such shares for such taxable year. If the U.S. holder makes a valid mark-to-market election for the first taxable year of the U.S. holder in which the U.S. holder holds (or is deemed to hold) ordinary shares in us and for which we are determined to be a PFIC, such holder generally will not be subject to the PFIC rules described above in respect to its ordinary shares. Instead, in general, the U.S. holder will include as ordinary income each year the excess, if any, of the fair market value of its ordinary shares at the end of its taxable year over the adjusted basis in its ordinary shares. The U.S. holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its ordinary shares over the fair market value of its ordinary shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The U.S. holder’s basis in its ordinary shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the ordinary shares will be treated as ordinary income. Currently, a mark-to-market election may not be made with respect to warrants.

The mark-to-market election is available only for stock that is regularly traded on a national securities exchange that is registered with the Securities and Exchange Commission, including the Nasdaq, or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. U.S. holders should consult their own tax advisors regarding the availability and tax consequences of a mark-to-market election in respect to our ordinary shares under their particular circumstances.

If we are a PFIC and, at any time, have a foreign subsidiary that is classified as a PFIC, U.S. holders generally would be deemed to own a portion of the shares of such lower-tier PFIC, and generally could incur liability for the deferred tax and interest charge described above if we receive a distribution from, or dispose of all or part of our interest in, the lower-tier PFIC or the U.S. holders otherwise were deemed to have disposed of an interest in the lower-tier PFIC. We will endeavor to cause any lower-tier PFIC to provide to a U.S. holder the information that may be required to make or maintain a QEF election with respect to the lower-tier PFIC. However, there is no assurance that we will have timely knowledge of the status of any such lower-tier PFIC. In addition, we may not hold a controlling interest in any such lower-tier PFIC and thus there can be no assurance we will be able to cause the lower-tier PFIC to provide the required information. U.S. holders are urged to consult their own tax advisors regarding the tax issues raised by lower-tier PFICs.

A U.S. holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the U.S. holder, may have to file an IRS Form 8621 (whether or not a QEF or mark-to-market election is made) and such other information as may be required by the U.S. Treasury Department. Failure to do so, if required, will extend the statute of limitations until such required information is furnished to the IRS.

The rules dealing with PFICs and with the QEF and mark-to-market elections are very complex and are affected by various factors in addition to those described above. Accordingly, U.S. holders of our ordinary shares, warrants and rights should consult their own tax advisors concerning the application of the PFIC rules to our ordinary shares, warrants and rights under their particular circumstances.

Redemption of Public Shares

In addition to the PFIC considerations discussed above, the U.S. federal income tax consequences of the redemption of a U.S. Holder’s public shares pursuant to an Election will depend on whether the redemption qualifies as a sale of such shares redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code.

If the redemption qualifies as a sale of public shares, a U.S. Holder will be treated as described above. If the redemption does not qualify as a sale of public shares, a U.S. Holder will be treated as receiving a distribution with the tax consequences described above.

The redemption of public shares will generally qualify as a sale of the public shares that are redeemed if such redemption (i) is “substantially disproportionate” with respect to the redeeming U.S. Holder, (ii) results in a “complete termination” of such U.S. Holder’s interest or (iii) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. These tests are explained more fully below.

For purposes of such tests, a U.S. Holder takes into account not only ordinary shares actually owned by such U.S. Holder, but also ordinary shares that are constructively owned by such U.S. Holder. A redeeming U.S. Holder may constructively own, in addition to ordinary shares owned directly, ordinary shares owned by certain related individuals and entities in which such U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any ordinary shares such U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the warrants.

The redemption of ordinary shares will generally be “substantially disproportionate” with respect to a redeeming U.S. Holder if the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owns immediately after the redemption is less than 80% of the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owned immediately before the redemption. Prior to an initial business combination, the public shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of such U.S. Holder’s interest if either (i) all of the ordinary shares actually or constructively owned by such U.S. Holder are redeemed or (ii) all of the ordinary shares actually owned by such U.S. Holder are redeemed and such U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of ordinary shares owned by certain family members and such U.S. Holder does not constructively own any other ordinary shares. The redemption of public shares will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such U.S. Holder’s proportionate interest in the respective entity. Whether the redemption will result in a meaningful reduction in such U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests are satisfied, then the redemption of public shares will be treated as a distribution to the redeemed holder and the tax effects to such U.S. holder will be as described below under the section entitled “- Taxation of Distributions.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed public shares will be added to such holder’s adjusted tax basis in its remaining stock, or, if it has none, to such holder’s adjusted tax basis in its warrants or possibly in other stock constructively owned by it.

U.S. Holders should consult their tax advisors as to the tax consequences of a redemption, including any special reporting requirements.

THE EXTRAORDINARY GENERAL MEETING

Date, Time and Place. The Extraordinary General Meeting will be held virtually via live webcast at https://www.cstproxy.com/auroraspac/2023 on February 3, 2023, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. This will be an entirely virtual meeting and no in-person meeting will be held.

You will be able to attend the Extraordinary General Meeting online, vote, view the list of shareholders entitled to vote at the Extraordinary General Meeting and submit your questions during the Extraordinary General Meeting by visiting or by phone dialing within the U.S. and Canada or outside of the U.S. and Canada.

The sole purpose of the Extraordinary General Meeting is to consider and vote upon the following proposals.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting, if you owned the ordinary shares at the close of business on December 19, 2022, the record date for the Extraordinary General Meeting. You will have one vote per proposal for each share of ordinary shares you owned at that time. The Company warrants do not carry voting rights.

Votes Required. The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. The approval of the Trust Amendment Proposal requires the affirmative vote of holders of at least 65% of the issued and outstanding ordinary shares. The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting.

On the record date of the Extraordinary General Meeting, there were 25,553,000 ordinary shares outstanding, of which 20,200,000 were public shares, 5,050,000 were founder shares and 303,000 were representative shares issued to Maxim Group LLC and/or its designees upon the consummation of the IPO. The founder shares carry voting rights in connection with the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor, that which holds all 5,050,000 founder shares, that it intends to vote in favor of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal.

If you do not want the Extension Amendment Proposal to be approved, you must vote “AGAINST” the proposals. If you do not want the Trust Amendment Proposal to be approved, you must abstain, not vote, or vote “AGAINST” the proposals. If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming holders. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Extension Amendment Proposal or the Trust Amendment Proposal.

Broker non-votes, abstentions or the failure to vote on the Trust Amendment Proposal will have the same effect as votes “AGAINST” the Trust Amendment Proposal. Broker “non-votes” and abstentions will have no effect with respect to the approval of the Extension Amendment Proposal or the Adjournment Proposal.

Proxies; Board Solicitation; Proxy Solicitor. Your proxy is being solicited on behalf of our board on the proposals to approve the Extension Amendment Proposal and the Trust Amendment Proposal being presented to shareholders at the Extraordinary General Meeting. We have engaged Okapi to assist in the solicitation of proxies for the Extraordinary General Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person, by telephone or other means of communication. You may change your vote by sending a later-dated, signed proxy card to our Secretary at ATAC Sponsor LLC, 4 Embarcadero Center, Suite 1449, San Francisco, California 94105, so that it is received prior to the Extraordinary General Meeting or by attending the Extraordinary General Meeting in person and voting (including by virtual means as provided below). You also may revoke your proxy by sending a notice of revocation to the same address, which must be received by our Secretary prior to the Extraordinary General Meeting.

Required Vote

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Approval of the Trust Amendment Proposal is a condition to the implementation of the Extension Amendment Proposal. The approval of the Trust Amendment Proposal requires the affirmative vote of holders of at least 65% of our issued and outstanding ordinary shares. Approval of the Extension Amendment Proposal is a condition to the implementation of the Trust Amendment Proposal. The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and we do not consummate our initial business combination by February 9, 2023 (as may be extended as set forth in the Registration Statement), as contemplated by our IPO prospectus and in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $50,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. We cannot assure you that the per share distribution from the Trust Account, if we liquidate, will not be less than $10.00 due to unforeseen claims of creditors. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.

The approval of both the Extension Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our board will abandon and not implement either amendment unless our shareholders approve both the Extension Amendment Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the shareholders and the other proposal is not, neither proposal will take effect. Additionally, we will not proceed with the Extension if redemptions of our public shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

In addition, our Sponsor, directors, officers, advisors or any of their affiliates may purchase public shares in privately negotiated transactions or in the open market either prior to the Extraordinary General Meeting. However, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds in the Trust Account will be used to purchase public shares in such transactions. Any such purchases that are completed after the record date for the Extraordinary General Meeting may include an agreement with a selling shareholder that such shareholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Amendment Proposal and the Trust Amendment Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the resolutions to be put to the Extraordinary General Meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment Proposal and the Trust Amendment Proposal and/or elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Amendment and the Trust Amendment proposals. Our Sponsor, directors, officers, advisors and their affiliates will be restricted from making any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Interests of our Sponsor, Directors and Officers

When you consider the recommendation of our board, you should keep in mind that our Sponsor, directors and officers have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, the interests listed below:

•

If we do not consummate our initial business combination transaction by February 9, 2023, which is 12 months from the closing of our IPO (if not extended as set forth in the Registration Statement), or by the Extended Date if the Extension Amendment Proposal and the Trust Amendment Proposal are approved by the requisite number of votes (or, if such date is further extended at a duly called extraordinary general meeting, such later date), we would: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $50,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. In such event, the founder shares, which are owned by our Sponsor, would be worthless because following the redemption of the public shares, we would likely have few, if any, net assets and because our holders of our founder shares have agreed to waive their rights to liquidating distributions from the Trust Account with respect to the founder shares if we fail to complete our initial business combination within the required period.

•

In addition, simultaneously with the closing of our IPO, we consummated the sale of 6,470,000 private placement warrants at a price of  $1.00 per warrant in a private placement to our Sponsor. The warrants are each exercisable for one ordinary share at $11.50 per share. If we do not consummate our initial business combination February 9, 2023 (if not extended as set forth in the Registration Statement), or by the Extended Date if the Extension Amendment Proposal and the Trust Amendment Proposal are approved by the requisite number of votes (or, if such date is further extended at a duly called extraordinary general meeting, such later date) then the proceeds from the sale of the private placement warrants will be part of the liquidating distribution to the public shareholders and the warrants held by our Sponsor and its affiliate will be worthless.

•

Our directors and executive officers may continue to be directors and officers of any acquired business after the consummation of an initial business combination. As such, in the future they will receive any cash fees, stock options or stock awards that a post-business combination board of directors determines to pay to its directors and officers if they continue as directors and officers following such initial business combination.

•

In order to protect the amounts held in the Trust Account, our Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party (other than our independent auditors) for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.00 per public share and (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, due to reductions in value of the trust assets, in each case net of the amount of interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act.

The Board’s Reasons for the Extension Amendment Proposal and the Trust Amendment Proposals and Its Recommendation

As discussed below, after careful consideration of all relevant factors, our board has determined that the Extension Amendment and Trust Amendment are in the best interests of the Company and its shareholders. Our board has approved and declared advisable adoption of the Extension Amendment Proposal and the Trust Amendment Proposal, and recommends that you vote “FOR” such proposals.

Our Articles provide that we have until February 9, 2023 (unless extended as set forth in the Registration Statement) to complete our initial business combination under its terms. Our Articles provide that if our shareholders approve an amendment to our Articles that would affect the substance or timing of our obligation to redeem all of our public shares if we do not complete our initial business combination before February 9, 2023 (unless extended as set forth in the Registration Statement), we will provide our public shareholders with the opportunity to redeem all or a portion of their ordinary shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding public shares. We believe that this provision of the Articles was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Articles. In addition, approval of the Trust Amendment Proposal is a condition to the implementation of the Extension Amendment Proposal.

We believe that it is in the best interests of our shareholders to extend the date that we have to consummate a business combination to the Extended Date in order to allow us to enter into an initial business combination, our shareholders to then evaluate the initial business combination and for us to be able to potentially consummate the initial business combination. In addition, approval of the Extension Amendment Proposal is a condition to the implementation of the Trust Amendment Proposal.

After careful consideration of all relevant factors, our board determined that the Extension Amendment and the Trust Amendment are in the best interests of the Company and its shareholders.

Resolutions to be Voted Upon

The full text of the resolution to be proposed in connection with the Extension Amendment Proposal is as set out in Annex A.

The full text of the resolution to be proposed in connection with the Trust Amendment Proposal is as follows:

“RESOLVED, with the approval of the affirmative vote of holders of at least 65% of the issued and outstanding ordinary shares of the Company, that the Company is authorized to enter into the Amendment No. 1 to the Investment Management Trust Agreement by and between the Company and Continental Stock Transfer & Trust Company, a New York corporation, in the form set forth in Annex B to this Proxy Statement.”

Our Board unanimously recommends that our shareholders vote “FOR” the approval of both the Extension Amendment Proposal and the Trust Amendment Proposal.

THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Trust Amendment Proposal. In no event will our board adjourn the Extraordinary General Meeting for more than 30 days.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

Resolution to be Voted Upon

The full text of the resolution to be proposed is as follows:

“RESOLVED, as an ordinary resolution, that the adjournment of the general meeting to a later date or dates to be determined by the chairman of the general meeting, if necessary, to permit further solicitation and vote of proxies be confirmed, ratified and approved in all respects.”

Vote Required for approval

The Adjournment Proposal must be approved as an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting.

Recommendation of the Board

If presented, our board unanimously recommends that our shareholders vote “FOR” the approval of the Adjournment Proposal.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the ordinary shares as of January 13, 2023, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of the ordinary shares, by:

•	each person known by us to be the beneficial owner of more than 5% of our ordinary shares;

•	each of our executive officers and directors; and

•	all our executive officers and directors as a group.

As of the record date, there were a total of 25,553,000 ordinary shares outstanding. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the private placement warrants as these are not exercisable within 60 days of January 13, 2023.

Name and Address of Beneficial Owner(1)	Number of Ordinary Shares Beneficially Owned	Approximate Percentage of Class A Ordinary Shares	Approximate Percentage of Class B Ordinary Shares	Approximate Percentage of Ordinary Shares
ATAC Sponsor LLC (our Sponsor) (2)	5,050,000	—	100%	20%
Zachary Wang	5,050,000	—	100%	20%
Cathryn Chen	5,050,000	—	100%	20%
Yida Gao	5,050,000	—	100%	20%
Sam Yam	—	—	—	—
Max Baucus	—	—	—	—
James C. Woolery	—	—	—	—
Paul Asquith	—	—	—	—
Alec Hartman	—	—	—	—
All directors and executive officers as a group (eight individuals)	5,050,000	—	100%	20%
Lawrence M. Feis (3)	2,005,665	9.9%	—	7.9%
Space Summit Capital LLC (4)	1,500,000	7.5%	—	5.9%
Saba Capital Management, L.P. (5)	1,045,000	5.2%	—	4.1%

*	Less than one percent
(1)

Unless otherwise indicated, the business address of each of the individuals is c/o Aurora Technology Acquisition Corp., 3rd Floor, One Capital Place, PO Box 10190. George Town, Grand Cayman, KY1-1002 Cayman Islands.

(2)	Interests shown consist solely of founder shares.
(3)

Based on a Schedule 13G filed with the SEC on February 15, 2022 by Feis Equities LLC and Lawrence M. Feis. The address of each of the foregoing is 20 North Wacker Drive, Suite 2115, Chicago, Illinois 60606.

(4)	Based on a Schedule 13G filed with the SEC on February 2, 2022. The business address is 15455 Albright Street, Pacific Palisades, CA 90272.
(5)

Based on a Schedule 13G filed with the SEC on May 20, 2022 by Saba Capital Management, L.P., a Delaware limited partnership, Saba Capital Management GP, LLC, a Delaware limited liability company, and Mr. Boaz R. Weinstein. The business address of such persons is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

•

if the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 4 Embarcadero Center Suite 1449, San Francisco, California 94105, to inform us of the shareholder’s request; or

•	if a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read our SEC filings, including this Proxy Statement, at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact our proxy solicitation agent at the following address and telephone number:

Okapi Partners LLC,

1212 Avenue of the Americas, 17th Floor, New York, New York 10036

Banks and Brokerage Firms, Please Call: (212) 297-0720

Shareholders and All Others Call Toll-Free: (855) 208-8903

email: info@okapipartners.com

You may also obtain these documents by requesting them in writing from us by addressing such request to our Secretary at Aurora Technology Acquisition Corp., 4 Embarcadero Center Suite 1449, San Francisco, California 94105.

If you are a shareholder of the Company and would like to request documents, please do so by January 27, 2023 (one week prior to the meeting date), in order to receive them before the Extraordinary General Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

PROPOSED AMENDMENTS

TO THE

AMENDED AND RESTATED

ARTICLES OF ASSOCIATION

OF

AURORA TECHNOLOGY ACQUISITION CORP.

AURORA TECHNOLOGY ACQUISITION CORP.

(the “Company”)

RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY

RESOLVED, as a special resolution that, effective immediately, the Amended and Restated Articles of Association of the Company be amended by:

deleting Article 37.2 in its entirety and replacing it with the following:

“The Company has until 12 months from the closing of the IPO to consummate a Business Combination, provided however that if the board of directors anticipates that the Company may not be able to consummate a Business Combination within 12 months of the closing of the IPO, the Company may, by resolution of directors if requested by the Sponsor, extend the period of time to consummate a Business Combination up to six times, each by an additional one month (for a total of up to 18 months to complete a Business Combination), subject to the Sponsor depositing additional funds into the Trust Account in accordance with terms as set out in the trust agreement governing the Trust Account and referred to in the Registration Statement, as may be amended from time to time. In the event that the Company does not consummate a Business Combination within 12 months from the closing of the IPO or within up to 18 months from the closing of the IPO (subject in the latter case to valid one-month extensions having been made in each case (such date falling 12 months or up to 18 months, as applicable, after the closing of the IPO being referred to as the Termination Date)), such failure shall trigger an automatic redemption of the Public Shares (an Automatic Redemption Event) and the directors of the Company shall take all such action necessary to (i) cease all operations except for the purpose of winding up (ii) as promptly as reasonably possible but no more than ten (10) Business Days thereafter to redeem the Public Shares to the holders of Public Shares, on a pro rata basis, in cash at a per-share amount equal to the applicable Per-Share Redemption Price; and (iii) as promptly as reasonably possible following such Automatic Redemption Event, subject to the approval of our remaining Members and our directors, liquidate and dissolve the Company, subject to the Company’s obligations under the Act to provide for claims of creditors and the requirements of other applicable law. In the event of an Automatic Redemption Event, only the holders of Public Shares shall be entitled to receive pro rata redeeming distributions from the Trust Account with respect to their Public Shares.”

A-1

ANNEX B

FORM OF AMENDMENT NO. 1 TO INVESTMENT MANAGEMENT

TRUST AGREEMENT

THIS AMENDMENT NO. 1 TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment”) is made as of                     , 2023, by and between Aurora Technology Acquisition Corp., a Cayman Islands exempted company (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”). Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in the Original Agreement (as defined below).

WHEREAS, on February 9, 2022, the Company consummated an initial public offering (the “Offering”) of units of the Company, each of which is composed of one of the Company’s Class A ordinary shares, par value $0.0001 per share (“Ordinary Shares”), one warrant and one right;

WHEREAS, $204,020,000 of the gross proceeds of the Offering and sale of the Private Placement Warrants (as defined in the Underwriting Agreement) were delivered to the Trustee to be deposited and held in the segregated Trust Account located in the United States for the benefit of the Company and the holders of Ordinary Shares included in the Units issued in the Offering pursuant to the investment management trust agreement made effective as of February 7, 2022, by and between the Company and the Trustee (the “Original Agreement”);

WHEREAS, the Company has sought the approval of the holders of its Ordinary Shares and holders of its Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares”), at an extraordinary general meeting to: (i) give the Company the right to extend the date by which it has to consummate a business combination six (6) times for an additional one (1) month each time, from February 9, 2023 to August 9, 2023 (i.e., for a period of time ending 18 months from the consummation of its initial public offering) (the “Extension Amendment”) and (ii) a proposal to amend the Trust Agreement requiring the Company to deposit into the Trust Account funds equal to the lesser of (A) $135,000, or (B) $0.045 per share multiplied by the number of outstanding public Ordinary Shares for each one-month extension from February 9, 2023 (the “Trust Amendment”);

WHEREAS, holders of at least sixty-five percent (65%) of the then issued and outstanding Ordinary Shares and Class B Ordinary Shares, voting together as a single class, approved the Extension Amendment and the Trust Amendment; and WHEREAS, the parties desire to amend the Original Agreement to, among other things, reflect amendments to the Original Agreement contemplated by the Trust Amendment.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Amendment to Trust Agreement. Section 1(i) of the Original Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B signed on behalf of the Company by the Chief Executive Officer or Chief Financial Officer of the Company or by the Executive Chairman of the Board of Directors of the Company (the “Board”) or other authorized officer of the Company, and, in the case of a Termination Letter in a form substantially similar to the attached hereto as Exhibit A, acknowledged and agreed to by the Representatives, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest (less up to $50,000 of interest that may be released to the Company to pay dissolution expenses in the case of a Termination Letter in the form of Exhibit B hereto and which interest shall be net of any taxes payable), only as directed in the Termination Letter and the other documents referred to therein, or (y) the date which is the later of (i) 12 months after the closing of the IPO, provided that the Company may, but is not obligated to, extend the period of time to consummate its initial Business Combination six (6) times by an additional one month each time (for a total of up to 18 months to complete its initial Business Combination); further provided that upon each one-month extension of the period of time to consummate an initial Business Combination, the Sponsor (or its designees) must deposit into the Trust Account funds equal to the lesser of (A) $135,000, or (B) $0.045 per share multiplied by the number of outstanding public ordinary shares that have not been redeemed in accordance with Section 37.2 of the Company’s Articles (as defined below), in exchange for a non-interest bearing, unsecured promissory note, and (ii) such later date as may be approved by the Company’s stockholders in accordance with the Company’s Amended and Restated Articles of Association, as amended (the “Articles”) if a Termination Letter has not been received by the Trustee prior to such date, in

2. Miscellaneous Provisions.

2.1. Successors. All the covenants and provisions of this Amendment by or for the benefit of the Company or the Trustee shall bind and inure to the benefit of their permitted respective successors and assigns.

2.2. Severability. This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

2.3. Applicable Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.

2.4. Counterparts. This Amendment may be executed in several original or facsimile counterparts, each of which shall constitute an original, and together shall constitute but one instrument.

2.5. Effect of Headings. The section headings herein are for convenience only and are not part of this Amendment and shall not affect the interpretation thereof.

2.6. Entire Agreement. The Original Agreement, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

Continental Stock Transfer & Trust Company, as Trustee

By:

Name:

Title:

Aurora Technology Acquisition Corp.

By:

Name:

Title:

[Signature Page to Amendment to Investment Management Trust Agreement]

PROXY CARD

FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OF

AURORA TECHNOLOGY ACQUISITION CORP.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints                              of                              or, if no person is otherwise specified, Zachary Wang (the “Proxy”) as proxy, with the power to appoint a substitute to vote the shares that the undersigned is entitled to vote (the “Shares”) at the extraordinary general meeting of shareholders of Aurora Technology Acquisition Corp. to be held on February 3, 2023 at 11:00 a.m., New York Time, via live webcast at                 or at any adjournments and/or postponements thereof. Such Shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the Proxy’s discretion on such other matters as may properly come before the extraordinary general meeting or any adjournment or postponement thereof.

The undersigned acknowledges receipt of the accompanying proxy statement and revokes all prior proxies for said meeting.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

~ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ~

AURORA TECHNOLOGY ACQUISITION CORP. - THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3.	Please mark votes as ☒ indicated in this example

(1) The Extension Amendment Proposal - “RESOLVED, as a special resolution, that the Amended and Restated Articles of Association currently in effect be amended, giving the Company the right to extend the date by which it has to consummate a business combination six (6) times for an additional one (1) month each time, from February 9, 2023 to August 9, 2023 (i.e., for a period of time ending 18 months from the consummation of the initial public offering), a copy of which is attached to the proxy statement for this meeting as Annex A.”	FOR ☐	AGAINST ☐	ABSTAIN ☐

(2) The Trust Agreement Amendment Proposal - To approve an amendment to the Company’s Investment Management Trust Agreement, dated February 7, 2022, by and between the Company and Continental Stock Transfer & Trust Company allowing the Company to extend the Business Combination Period up to six (6) times for an additional one (1) month each time from February 9, 2023 to August 9, 2023 by depositing into the trust account, for each one-month extension, the lesser of (a) $135,000 and (b) $0.045 for each Class A ordinary share outstanding after giving effect to the Redemption.	FOR ☐	AGAINST ☐	ABSTAIN ☐

(3) The Adjournment Proposal - To adjourn the extraordinary general meeting of the Company shareholders to a later date or dates, if necessary, to permit further solicitation and vote of Proxies if, based upon the tabulated vote at the time of the extraordinary general meeting, there are not sufficient votes to approve the Extension Amendment Proposal.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Date:          , 2023

Signature

Signature (if held jointly)

When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person. A vote to abstain will have no effect on proposals 1, 2 or 3. The Shares represented by the Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this Proxy will be voted FOR each of proposals 1, 2 and 3. If any other matters properly come before the meeting, the Proxies will vote on such matters in their discretion.

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